                                                           EXHIBIT 10.2



                   FIRST AMENDED AND RESTATED
            WAREHOUSING CREDIT AND SECURITY AGREEMENT
                  (SINGLE-FAMILY MORTGAGE LOANS)

                             BETWEEN

                 U.S. HOME MORTGAGE CORPORATION,
                      a Florida corporation

                               AND

                 RESIDENTIAL FUNDING CORPORATION,
                      a Delaware corporation





                   Dated as of August 31, 1995

                        TABLE OF CONTENTS

                                                              PAGE


1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . .  1

     1.1  Defined Terms. . . . . . . . . . . . . . . . . . . .  1

     1.2  Other Definitional Provisions. . . . . . . . . . . . 12

2.   THE CREDIT. . . . . . . . . . . . . . . . . . . . . . . . 12

     2.1  The Commitment . . . . . . . . . . . . . . . . . . . 12

     2.2  Procedures for Obtaining Advances. . . . . . . . . . 14

     2.3  Notes. . . . . . . . . . . . . . . . . . . . . . . . 16

     2.4  Interest . . . . . . . . . . . . . . . . . . . . . . 16

     2.5  Principal Payments . . . . . . . . . . . . . . . . . 18

     2.6  Expiration of Commitment . . . . . . . . . . . . . . 21

     2.7  Method of Making Payments. . . . . . . . . . . . . . 21

     2.8  Commitment and Usage Fees. . . . . . . . . . . . . . 22

     2.9  Warehousing Fees . . . . . . . . . . . . . . . . . . 23

     2.10 Miscellaneous Charges. . . . . . . . . . . . . . . . 23

     2.11 Interest Limitation. . . . . . . . . . . . . . . . . 23

     2.12 Increased Costs; Capital Requirements. . . . . . . . 24

3.   COLLATERAL. . . . . . . . . . . . . . . . . . . . . . . . 25

     3.1  Grant of Security Interest . . . . . . . . . . . . . 25

     3.2  Release of Security Interest in Collateral . . . . . 26

     3.3  Delivery of Additional Collateral or Mandatory
          Prepayment                                           28

     3.4  Release of Collateral. . . . . . . . . . . . . . . . 29

     3.5  Collection and Servicing Rights. . . . . . . . . . . 29

     3.6  Return of Collateral at End of Commitment. . . . . . 29

4.   CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . 30

     4.1  Initial Advance. . . . . . . . . . . . . . . . . . . 30

     4.2  Each Advance . . . . . . . . . . . . . . . . . . . . 32

5.   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . 33

     5.1  Organization; Good Standing; Subsidiaries. . . . . . 33

     5.2  Authorization and Enforceability . . . . . . . . . . 34

     5.3  Approvals. . . . . . . . . . . . . . . . . . . . . . 34

     5.4  Financial Condition. . . . . . . . . . . . . . . . . 34

     5.5  Litigation . . . . . . . . . . . . . . . . . . . . . 35

     5.6  Compliance with Laws . . . . . . . . . . . . . . . . 35

     5.7  Regulations G and U. . . . . . . . . . . . . . . . . 35

     5.8  Investment Company Act . . . . . . . . . . . . . . . 36

     5.9  Payment of Taxes . . . . . . . . . . . . . . . . . . 36

     5.10 Agreements . . . . . . . . . . . . . . . . . . . . . 36

     5.11 Title to Properties. . . . . . . . . . . . . . . . . 37

     5.12 ERISA. . . . . . . . . . . . . . . . . . . . . . . . 37

     5.13 Eligibility. . . . . . . . . . . . . . . . . . . . . 37

     5.14 Place of Business. . . . . . . . . . . . . . . . . . 38

     5.15 Special Representations Concerning Collateral. . . . 38

     5.16 Servicing. . . . . . . . . . . . . . . . . . . . . . 40

     5.17 Special Representations Concerning Construction
          Advances                                             40

6.   AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . 42

     6.1  Payment of Note. . . . . . . . . . . . . . . . . . . 42

     6.2  Financial Statements and Other Reports . . . . . . . 42

     6.3  Maintenance of Existence; Conduct of Business. . . . 44

     6.4  Compliance with Applicable Laws. . . . . . . . . . . 44

     6.5  Inspection of Properties and Books . . . . . . . . . 44

     6.6  Notice . . . . . . . . . . . . . . . . . . . . . . . 45

     6.7  Payment of Debt, Taxes, etc. . . . . . . . . . . . . 45

     6.8  Insurance. . . . . . . . . . . . . . . . . . . . . . 46

     6.9  Closing Instructions . . . . . . . . . . . . . . . . 46

     6.10 Subordination of Certain Indebtedness. . . . . . . . 46

     6.11 Other Loan Obligations . . . . . . . . . . . . . . . 46

     6.12 Use of Proceeds of Advances. . . . . . . . . . . . . 47

     6.13 Special Affirmative Covenants Concerning Collateral. 47

     6.14 Special Affirmative Covenants Concerning
          Construction Advances                                48

7.  NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . 48

     7.1  Contingent Liabilities . . . . . . . . . . . . . . . 49

     7.2  Sale or Pledge of Servicing Contracts. . . . . . . . 49

     7.3  Merger; Sale of Assets; Acquisitions . . . . . . . . 49

     7.4  Deferral of Subordinated Debt. . . . . . . . . . . . 49

     7.5  Loss of Eligibility. . . . . . . . . . . . . . . . . 49

     7.6  Debt to Tangible Net Worth Ratio . . . . . . . . . . 49

     7.7  Minimum Tangible Net Worth . . . . . . . . . . . . . 49

     7.8  Acquisition of Recourse Servicing Contracts. . . . . 50

     7.9  Gestation Facilities . . . . . . . . . . . . . . . . 50

     7.10 Special Negative Covenants Concerning Collateral . . 50

8.   DEFAULTS; REMEDIES. . . . . . . . . . . . . . . . . . . . 50

     8.1  Events of Default. . . . . . . . . . . . . . . . . . 50

     8.2  Remedies . . . . . . . . . . . . . . . . . . . . . . 54

     8.3  Application of Proceeds. . . . . . . . . . . . . . . 58

     8.4  Lender Appointed Attorney-in-Fact. . . . . . . . . . 58

     8.5  Right of Set-Off . . . . . . . . . . . . . . . . . . 59

9.   NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . 59

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY. . . . . . . . . . . 60

11.  FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . 61

12.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . 61

     12.1 Terms Binding Upon Successors; Survival of
          Representations                                      61

     12.2 Assignment . . . . . . . . . . . . . . . . . . . . . 61

     12.3 Amendments . . . . . . . . . . . . . . . . . . . . . 61

     12.4 Governing Law. . . . . . . . . . . . . . . . . . . . 61

     12.5 Participations . . . . . . . . . . . . . . . . . . . 61

     12.6 Relationship of the Parties. . . . . . . . . . . . . 62

     12.7 Severability . . . . . . . . . . . . . . . . . . . . 62

     12.8 Operational Reviews. . . . . . . . . . . . . . . . . 62

     12.9 Consent to Credit References . . . . . . . . . . . . 63

     12.10 Consent to Jurisdiction . . . . . . . . . . . . . . 63

     12.11 Counterparts. . . . . . . . . . . . . . . . . . . . 63

     12.12 Entire Agreement. . . . . . . . . . . . . . . . . . 63

     12.13 Waiver of Jury Trial. . . . . . . . . . . . . . . . 63

                             EXHIBITS


Exhibit A-1                   Warehousing Promissory Note
Exhibit A-2                   Construction Promissory Note

Exhibit B                     (Intentionally Omitted)

Exhibit C-SF                  Request for Advance Against Single
                              Family Mortgage Loans
Exhibit C-SF/CONSTRUCTION     Request for Advance Against Single-Family
                              Construction/Perm Mortgage Loans

Exhibit D-SF                  Procedures and Documentation for
                              Warehousing Single Family Mortgage
                              Loans
Exhibit D-SF/CONSTRUCTION     Procedures and Documentation for
                              Warehousing Single Family
                              Construction/Perm Mortgage Loans

Exhibit E                     Schedule of Servicing Contracts

Exhibit F                     Subordination of Debt Agreement

Exhibit G                     Subsidiaries

Exhibit H                     Legal Opinion

Exhibit I-SF                  Officer's Certificate

Exhibit J                     Schedule of Existing Warehouse Lines

Exhibit K-1                   Funding Bank Agreement (Wire)
Exhibit K-2                   Funding Bank Agreement (Checks)

Exhibit L                     Commitment Summary Report

Exhibit M                     Bailee Pledge Agreement

    THIS FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (SINGLE-FAMILY MORTGAGE LOANS), dated as of August 31, 1995 (as supplemented, modified or amended from time to time, this "Agreement"), between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company"), having its principal office at 311 Park Place Boulevard, P.O. Box 4929, Clearwater, Florida 34618 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

     WHEREAS, the Company and the Lender have entered into a Warehousing Credit and Security Agreement (Single-family Mortgage Loans) dated April 15, 1992, and amended by the First Amendment to Warehousing Credit and Security Agreement dated as of June 1, 1992, the Second Amendment to Warehousing Credit and Security Agreement dated as of June 11, 1992, the Third Amendment to Warehousing Credit and Security Agreement dated as of October 21, 1992, the Fourth Amendment to Warehousing Credit and Security Agreement dated as of May 28, 1993, the Fifth Amendment to Warehousing Credit and Security Agreement dated as of June 15, 1993, the Sixth Amendment to Warehousing Credit and Security Agreement dated as of September 15, 1993, the Seventh Amendment to Warehousing Credit and Security Agreement dated as of July 1, 1994, the Eighth Amendment to Warehousing Credit and Security Agreement dated as of October 1, 1994, the Ninth Amendment to Warehousing Credit and Security Agreement dated as of January 1, 1995, the Tenth Amendment to Warehousing Credit and Security Agreement dated as of June 1, 1995; and the Eleventh Amendment to Warehousing Credit and Security Agreement dated as of July 24, 1995;

     WHEREAS, the Company and the Lender desire to amended and restate the Original Agreement and to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Company;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

          1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

          "Adjustable Rate Mortgage Loan" means a Single-family Mortgage Loan that bears interest at a fluctuating rate and that is eligible for purchase by an Investor.

          "Adjusted Servicing Portfolio" means, for any Person, the Servicing Portfolio of such Person, but excluding the principal balance of Mortgage Loans included in the Servicing Portfolio at such date (a) which are past due for principal or interest for sixty (60) days or more, (b) with respect to which such Person is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans, (c) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the Lender), or (d) which are serviced by the Company for others under subservicing arrangements.

          "Adjusted Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one percent (1%) of the Adjusted Servicing Portfolio and deferred taxes arising from excess capitalized servicing fees.

          "Advance" means a disbursement by the Lender under the Commitment pursuant to Article 2 of this Agreement, including, without limitation, Ordinary Warehousing Advances, Wet Settlement Advances, Construction Advances, Nonconforming Advances and readvances of funds previously advanced to the
     Company and repaid to the Lender.

          "Advance Request" has the meaning set forth in Section
     2.2(a) hereof.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agreement" has the meaning set forth in the first paragraph hereto.

          "Approved Custodian" means First Commonwealth Savings Bank, or other Person which is deemed acceptable to the Lender from time to time in its sole discretion.

          "As Completed Appraised Value" means, with respect to a Construction/Perm Mortgage Loan, the value given by a state certified appraiser prior to the beginning of any construction to the real property and improvements thereto to be financed by such
     Construction/Perm Mortgage Loan (i) as of the completion of construction and (ii) based on the Total Costs and plans and specifications for such real property and improvements.

          "Bailee Pledge Agreement" has the meaning set forth in
     Section 2.2(b) hereof.

          "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

          "Buydown" has the meaning set forth in Section 2.5(h) hereof.

          "Cash   Collateral   Account"  means  a  demand  deposit  account
     maintained  at  the  Funding  Bank  in the  name  of  the  Lender  and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

          "Closing Date" means August 31, 1995.

          "Collateral" has the meaning set forth in Section 3.1 hereof.

          "Collateral Documents" has the meaning set forth in
     Section 2.2(a) hereof.

          "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof; or (ii) the Fair Market Value of such Mortgage Loan; or (b) in the event Pledged Mortgages have been exchanged for Pledged Securities, the aggregate Fair Market Value of the Mortgage Loans backing such Pledged Securities.

          "Commitment" has the meaning set forth in Section 2.1(a) hereof.

          "Commitment Amount" means Thirty-Five Million Dollars
     ($35,000,000).

          "Commitment   Fee"  means  a  fee   payable  by  the  Company  in
     consideration of the Lender's issuance of the Commitment. The amount of the Commitment Fee, if any, is set forth in Section 2.8(a) hereof.

          "Commitment Summary Report" has the meaning set forth in
     Section 6.2(d) hereof.

          "Committed Purchase Price" means for a Mortgage Loan the product of the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage Loan or (b) in the event such Mortgage Loan is to be used to back a Mortgage-backed Security, the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage-backed Security.

          "Company" has the meaning set forth in the first paragraph of this Agreement.

          "Conforming   Mortgage   Loan"  means  a   First  Mortgage  Loan
     which  is  an  FHA  insured  or VA  guaranteed  Mortgage  Loan  or  a
     Conventional  Mortgage   Loan  which  is  underwritten  substantially
     in accordance with FNMA or FHLMC underwriting standards, and the principal amount of which is less than or equal to the maximum amount eligible for purchase by FNMA or FHLMC.

          "Construction   Advance"   means  an  Advance   made   against  a
     Construction/Perm Mortgage Loan and readvances of funds previously advanced to the Company and repaid to the Lender.

          "Construction Advance Amount" means the amount of Total Costs to be reimbursed to the Company pursuant to a Construction Advance Request.

          "Construction Advance Request" has the meaning set forth in Section 2.2(a) hereof.

          "Construction/Perm Mortgage Loan" means a First Mortgage Loan in a principal amount not to exceed Six Hundred Thousand Dollars ($600,000), made for financing the purchase of real property and the construction of improvements on such real property by the Parent, and which is converted to a Permanent Mortgage Loan at the completion of the improvements.

          "Construction   Promissory   Note"  means  the  promissory   note
     evidencing the Company's Obligations with respect to Construction Advances in the form of Exhibit A-2 attached hereto.

          "Construction Rate" means a floating rate of interest per annum equal to two percent (2.00%) over LIBOR. The Construction Rate shall be adjusted on and as of the effective date of any change in LIBOR. The Lender's determination of the Construction Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Conventional Mortgage Loan" means a First Mortgage Loan, other than an FHA insured or VA guaranteed Mortgage Loan.

          "Cost  Breakdown"  means a list of the costs and  expenses  to be financed by Advances under a Construction/Perm Mortgage Loan, including, without limitation, real property acquisition costs, hard and soft construction costs, architectural fees and any other costs and expenses budgeted to construct and complete the improvements.

          "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees.

          "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

          "Depository Benefit" shall mean the compensation  received by the
     Lender,  directly  or  indirectly,   as  a  result  of  the  Company's
     maintenance of Eligible Balances with a Designated Bank.

          "Designated Bank" means any bank(s) designated from time to time by the Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit.

          "Eligible Balances" means all funds of or maintained by the Company and its Subsidiaries in accounts at a Designated Bank, less balances to support fees, interest or other amounts that would otherwise be payable to the Designated Bank, float, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

          "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification (on the basis of which a Pledged Security is to be issued), (b) there exists a Purchase Commitment covering such Pledged Security, and (c) such Pledged Security will be delivered to the Lender.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

          "Event of Default" means any of the conditions or events set forth in Section 8.1 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Fair Market Value" means at any date with respect to any Mortgage Loan covered by a valid Purchase Commitment, the Committed Purchase Price, or in the absence of a valid Purchase Commitment for a Mortgage Loan or the related Mortgage-backed Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security), the market price (expressed as a percentage of the outstanding principal balance) for thirty (30) day mandatory future delivery of such Mortgage Loan or Mortgage-backed Security published by

     Knight-Ridder, Inc. on its MoneyCenter system or, if not so published, the average bid price (expressed as a percentage of the outstanding principal balance) quoted in writing to the Lender as of the computation date by any two nationally recognized dealers selected by the Lender who at the time are making a market in similar Mortgage Loans or Mortgage-backed Securities, multiplied, in the case of Mortgage Loans, by the outstanding principal balance thereof and, in the case of Mortgage-backed Securities, by the product of the pool factor of such Mortgage-backed Security times the face amount of such Mortgage-backed Security.

          "FHA" means the Federal Housing Administration and any successor thereto.

          "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

          "FICA" means the Federal Insurance Contributions Act.

          "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "FNMA" means the Federal National Mortgage Association and any successor thereto.

          "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

          "Funding Bank Agreement" means the letter agreement substantially in the form of Exhibit K hereto.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Gestation Agreement" means an agreement under which the Company agrees to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date the Mortgage-backed Security is issued.

          "GNMA" means the Government National Mortgage Association and any successor thereto.

          "Home Equity Loan" means an open-ended revolving line of credit that is a Mortgage Loan secured by a Mortgage.

          "HUD" means the Department of Housing and Urban
     Development and any successor thereto.

          "Indemnified Liabilities" has the meaning set forth in
     Article 10 hereof.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

          "Investor" means FNMA, FHLMC or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

          "Jumbo Mortgage Loan" means a Conventional Mortgage Loan which is underwritten substantially in accordance with FNMA or FHLMC underwriting standards, but the principal amount of which is in excess of the maximum amount eligible for purchase by FNMA or FHLMC, and which meets all eligibility requirements for purchase by an Investor.

          "Lender" has the meaning set forth in the first paragraph of this Agreement.

          "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder, Inc. on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Loan Documents" means this Agreement, the Note, any agreement of the Company relating to Subordinated Debt, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Margin  Stock"  has  the  meaning   assigned  to  that  term  in
     Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Maturity Date" shall mean the earlier of: (a) the close of business on August 31, 1996 as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section
     8.1 below.

          "Miscellaneous Charges" has the meaning set forth in
     Section 2.10 hereof.

          "Mortgage" means a First mortgage or First deed of trust on improved real property.

          "Mortgage-backed Securities" means GNMA, FNMA or FHLMC securities that are backed by Mortgage Loans.

          "Mortgage Loan" means any loan evidenced by a Mortgage
     Note.

          "Mortgage Note" means a promissory note secured by a Mortgage.

          "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

          "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

          "Multiemployer  Plan" means a "multiemployer  plan" as defined in
     Section 4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

          "Nonconforming Advance" means an Advance made against a Nonconforming Mortgage Loan.

          "Nonconforming Mortgage Loan" means a Conventional Mortgage Loan which is not a Conforming Mortgage Loan or a Jumbo Mortgage Loan, and which is underwritten and approved by an Investor prior to funding if its original principal amount exceeds Six Hundred Thousand Dollars ($600,000).

          "Nonconforming Rate" means a floating rate of interest per annum equal to one and one-half percent (1.50%) over LIBOR. The Nonconforming Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Nonconforming Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Note" has the meaning set forth in Section 2.3 hereof.

          "Notices" has the meaning set forth in Article 9 hereof.

          "Obligations" means any and all indebtedness, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

          "Officer's Certificate" means a certificate executed on behalf of the Company by its chief financial officer or its treasurer or by such other officer as may be designated herein and substantially in the form of Exhibit I-SF attached hereto.

          "Operating Account" has the meaning set forth in the Funding Bank Agreement.

          "Ordinary Warehousing Advance" means an Advance made against a Conforming Mortgage Loan or a Jumbo Mortgage Loan.

          "Ordinary Warehousing Rate" means a floating rate of interest per annum equal to nine-tenths percent (0.90%) over LIBOR. The Ordinary Warehousing Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Ordinary Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Original Agreement" has the meaning set forth in the first recital hereto.

          "Parent" shall mean U.S. Home Corporation.

          "Participant" has the meaning set forth in Section 12.5 hereof.

          "Permanent Mortgage Loan" means a Construction/Permanent Mortgage Loan after the construction or rehabilitation on the premises related to such Mortgage Loan has been completed and such Mortgage Loan has been converted to an amortizing permanent Mortgage Loan by the modification or replacement of the Mortgage Note.

          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "Plans" has the meaning set forth in Section 5.12 hereof.

          "Pledged Mortgages" has the meaning set forth in Section
     3.1(a) hereof.

          "Pledged Securities" has the meaning set forth in Section
     3.1(b) hereof.

          "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

          "Release Amount" has the meaning set forth in Section
     3.2(g) hereof.

          "RFC" means Residential Funding Corporation, a Delaware corporation, and any successor thereto.

          "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

          "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans whose Servicing Contracts are owned by such Person.

          "Single-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences.

          "Statement Date" means the date of the most recent financial statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this Agreement.

          "Subordinated Debt" means all indebtedness of the Company, for borrowed money, which is, by its terms (which terms shall have been approved by the Lender), effectively subordinated in right of payment to all other present and future Obligations, solely for purposes of
     Section 7.4 hereof, and all indebtedness of the Company which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

          "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof. Notwithstanding the above, for the purposes hereof, C.M. Corp. is excluded from the definition of Subsidiary.

          "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof, plus loan loss reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Lender in its sole discretion.

          "Total Costs" means the total of the costs and expenses listed on the Cost Breakdown.

          "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Company for correction or completion.

          "Used Portion" has the meaning set forth in Section
     2.8(b) hereof.

          "Usage Fee" has the meaning set forth in Section 2.8(b) hereof.

          "VA" means the U.S. Department of Veterans Affairs and any successor thereto.

          "Warehousing Fee" has the meaning set forth in Section
     2.9 hereof.

          "Warehousing   Promissory   Note"  means  the   promissory   note
     evidencing  the  Company's   Obligations   with  respect  to  Ordinary
     Warehousing Advances in the form of Exhibit A-1 attached hereto.

          "Weighted Average Purchase Commitment Price" shall mean the weighted average of the Committed Purchase Prices of the unfilled Purchase Commitments (expressed as a percentage) for Mortgage Loans or Mortgage-backed Securities of the same type, interest rate and term.

          "Wet Settlement Advance" means an Advance pursuant to Section 2.2(b) of this Agreement, in respect of the closing or settlement of a Mortgage Loan, based upon delivery to the Lender of the Bailee Pledge Agreement, pending subsequent delivery of the Collateral Documents as provided in such Section.

          1.2  Other Definitional Provisions.

               (a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

               (b) Defined terms may be used in the singular or the plural, as the context requires.

               (c) All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.   THE CREDIT.

          2.1  The Commitment.

               (a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Maturity Date, to make Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed the Commitment Amount. The obligation of the Lender to make Advances hereunder up to such limit, is hereinafter referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. Effective as of the date of this Agreement, all outstanding loans made pursuant to the Original Agreement shall for all purposes be deemed to be Advances made under this Agreement. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations.

               (b) Advances shall be used by the Company solely for the purpose of (i) funding the acquisition or origination of Mortgage Loans or (ii) reimbursing the Company for its funding the acquisition or origination of Mortgage Loans, and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Mortgage Loans as Collateral therefor. The following limitations on the use of Advances shall be applicable:

                    (1) No Advance  shall be made  against a Mortgage  Loan
               other than a Single-family Mortgage Loan and no Construction Advance shall be made against a Construction/Perm Mortgage Loan which is not a single-family detached dwelling.

                    (2) No Advance  shall be made  against a Mortgage  Loan
               which is not covered by a Purchase Commitment.

                    (3) No  Advance  shall be made  against  a Home  Equity
               Mortgage Loan.

                    (4) The  aggregate  amount of Wet  Settlement  Advances
               outstanding at any one time shall not exceed thirty-five percent (35%) of the Commitment Amount.

                    (5) The aggregate amount of Construction Advances outstanding at any one time shall not exceed Five Million Dollars ($5,000,000).

                    (6) The  aggregate  amount  of  Nonconforming  Advances
               outstanding at any one time shall not exceed One Million Dollars ($1,000,000).

                    (7) No Ordinary Warehousing Advance (other than a Construction/Permanent Mortgage Loan) shall be made against any Mortgage Loan which was closed more than ninety (90) days prior to the date of the requested Advance.

            2.1 (c) No Advance shall exceed the following amount applicable to the type of Collateral at the time it is pledged:

                    (1) For a Conforming  Mortgage Loan or a Jumbo Mortgage
               Loan pledged hereunder, ninety-eight percent (98%) of the lesser of (i) the Mortgage

               Note Amount or (ii) in the case of a Conforming Mortgage Loan or a Jumbo Mortgage Loan which has been committed to an Investor at the time of the Advance, the Committed Purchase Price, or the product of the weekly Weighted Average Purchase Commitment Price at the time of the Advance multiplied by the Mortgage Note Amount for all other such Mortgage Loans.

                    (2)  For  a   Nonconforming   Mortgage   Loan   pledged
               hereunder, ninety-seven percent (97%) of the lesser of (i) the Mortgage Note Amount or (ii) in the case of a Nonconforming Mortgage Loan which has been committed to an Investor at the time of the Advance, the Committed Purchase Price, or the product of the weekly Weighted Average Purchase Commitment Price at the time of the Advance multiplied by the Mortgage Note Amount for all such Mortgage Loans.

                    (3) For a Construction/Perm Mortgage Loan pledged hereunder, eighty percent (80%) of the lesser of (i) the Total Costs, or (ii) the As Completed Appraised Value.

          2.2  Procedures for Obtaining Advances.

               (a) The Company may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and
          4.2 hereof, upon compliance with the procedures set forth in this
          Section  2.2  and  in  Exhibit  D-SF  with  respect  to  Ordinary
          Warehousing Advances and Nonconforming Advances and Exhibit D-SF/CONSTRUCTION with respect to Construction Advances, attached hereto and made a part hereof including the delivery of all documents listed in Exhibit D-SF and Exhibit D-SF/CONSTRUCTION (the "Collateral Documents") to the Lender. Requests for Advances (other than Construction Advances) shall be initiated by the Company by delivering to the Lender, no later than one (1) Business Day prior to any Business Day that the Company desires to borrow hereunder, a completed and signed request for an Advance (an "Advance Request") on the then current form approved by the Lender. Requests for Construction Advances shall be initiated by the Company by delivering to the Lender, no later than two (2) Business Days prior to any Business Day that the Company desires to borrower hereunder, a completed and signed request for a Construction Advance (a "Construction Advance Request"). The current forms in use by the Lender are Exhibit C-SF for Ordinary Warehousing Advances and Nonconforming Advances and Exhibit C-SF/CONSTRUCTION for Construction Advances, attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

               (b) In the case of any Wet Settlement Advances, the Company shall follow the procedures and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender the documents set forth in Exhibit D-SF or Exhibit D-SF/CONSTRUCTION hereto, as the case may be, together with a completed and executed Bailee Pledge Agreement in the form of Exhibit M hereto. In the case of a Mortgage Loan financed through a Wet Settlement Advance, the Company shall cause all Collateral Documents required to be delivered to the Lender pursuant to Exhibit D-SF or Exhibit D-SF/CONSTRUCTION, as the case may be, within five (5) Business Days after the date of the Wet Settlement Advance relating thereto.

               (c) Before funding, the Lender shall have a reasonable time (one (1) Business Day under ordinary circumstances) to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

               (d) The Company shall hold in trust for the Lender,  and the
          Company shall deliver to the Lender promptly upon request, or within one hundred twenty (120) days from the date an Advance was made against such Pledged Mortgage and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) the originals of the
          Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF or Exhibit D-SF/CONSTRUCTION, as the case may be, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage which the Lender may request, including, without limitation, documentation evidencing the FHA Commitment to Insure or the VA Guaranty of any Pledged Mortgage which is either FHA insured or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, if applicable, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such

          Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

               (e) To make an Advance, the Lender shall cause the Funding Bank to credit an account of the Company with the Funding Bank, which account shall be under the exclusive control of the Lender, upon compliance by the Company with the terms of this Agreement.

               (f) If, pursuant to the authorization given by the Company in the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which the Lender has made an Advance in accordance with a Request for Advance (i) the Lender debits the Company's Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Lender, or (ii) the Lender directs the Funding Bank to honor a check drawn by the Company on its Check Disbursement Account at the Funding Bank, and such debit or direction results in an overdraft, the Lender may make an additional Advance to fund such overdraft.

          2.3 Notes. The Company's Obligations in respect of Ordinary Warehousing Advances and Nonconforming Advances shall be evidenced by a Warehousing Promissory Note of the Company substantially in the form of Exhibit A-1 attached hereto, and the Company's Obligations in respect of Construction Advances shall be evidenced by a Construction Promissory Note of the Company substantially in the form of Exhibit A-2 attached hereto. Each note is dated as of the date hereof (Warehousing Promissory Note and Construction Promissory Note are collectively referred to as the "Notes"). The terms "Warehousing Promissory Note", "Construction Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

          2.4  Interest.

               (a) Prior to the occurrence of an Event of Default, the unpaid amount of each Ordinary Warehousing Advance (net of applicable Buydown) shall bear interest, from the date of such Ordinary Warehousing Advance until paid in full, at the Ordinary Warehousing Rate.

               (b) Prior to the occurrence of an Event of Default, the unpaid principal balance of each Nonconforming Advance (net of applicable Buydown) shall bear interest, from the date such Nonconforming Advance until paid in full, at the Nonconforming Rate.

               (c) Prior to the occurrence of an Event of Default, the unpaid amount of each Construction Advance (net of applicable Buydown) shall bear interest, from the date of such Construction Advance until paid in full, at the Construction Rate.

               (d) The Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Commitment Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the sum of the Earnings Credit and the Earnings Allowance for any month exceed the Depository Benefit for such month.

               Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

               (e) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the Closing Date and on the Maturity Date.

               (f) If, for any reason, no interest is due on an Advance, the Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate applicable to such Advances under the applicable section hereof, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

               (g) Upon and after the occurrence and during the continuation of an Event of Default hereunder, the unpaid amount of each Advance shall bear interest, until paid in full, at a rate of interest (the "Default Rate") equal to four percent (4%) per annum over the applicable rate provided in the applicable subsection of this Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advance.

          2.5  Principal Payments.

               (a) The outstanding principal amount of all Advances shall be payable in full on the Maturity Date.

               (b)  The  Company   shall  have  the  right  to  prepay  the
          outstanding Advances in whole or in part, from time to time, without premium or penalty.

               (c) All payments of outstanding Advances from the proceeds of the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account to be applied against the Obligations.

               (d) The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

                    (1) For a Mortgage Loan, other than a Construction/Perm
               Mortgage Loan, one hundred twenty (120) days elapse from the date of the initial Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

                    (2) Forty-five (45) days elapse from the date the Pledged Mortgage was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor.

                    (3) One (1)  Business  Day elapses  from the date a Wet
               Settlement Advance was made and the Pledged Mortgage which was to have been funded by such Wet Settlement Advance is not closed and funded.

                    (4) Seven (7) Business  Days elapse from the date a Wet
               Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such Pledged Mortgage, or such Collateral Documents, upon examination by the
               Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                    (5) Ten  (10)  Business  Days  elapse  from  the date a
               Collateral   Document  was  delivered  to  the  Company  for
               correction or completion under a Trust Receipt, without being returned to the Lender.

                    (6) The  Mortgage  Loan is  defaulted  and  remains  in
               default for a period of sixty (60) days or more.

                    (7) One hundred  twenty (120) days elapse from the date
               an Advance was made against a Pledged Mortgage without receipt of the items required in Sections 2.2(d) hereof, or such items, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                    (8)  If  the  outstanding   Advances   against  Pledged
               Mortgages of a specific Mortgage Loan type exceed the aggregate Purchase Commitments for such Mortgage Loan type.

                    (9) Three (3) Business Days after the mandatory delivery date of the related Purchase Commitment and the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date, or the Purchase Commitment is terminated; unless in each case, such Pledged Mortgage is eligible for delivery to an Investor under a comparable Purchase Commitment acceptable to the Lender.

                    (10) Upon sale or other disposition of the
               Pledged Mortgage.

                    (11) For a Construction/Perm  Mortgage Loan two hundred
               seventy (270) days elapse from the date of the initial Construction Advance made by the Lender against such Pledged Mortgage, without such Construction/Perm Mortgage Loan being converted to a Permanent Mortgage Loan. Notwithstanding the above, the Company may request and the Lender may approve a ninety (90) day extension of the construction period for any Construction/Perm Mortgage Loan. Within fifteen (15) days after the final Construction Advance, a Construction/Perm Mortgage Loan shall be converted to a Permanent Mortgage Loan and the date of such final Construction Advance shall be deemed to be the initial Advance date of the Permanent Mortgage Loan and the provisions of Section 2.5(d)(1) shall apply to such Permanent Mortgage Loan.

                    (12) For a  Construction/Perm  Mortgage Loan, a lien is
               filed  against the premises and not removed  within  fifteen
               (15) days of the filing, or an inspection report indicates that the improvements to the premises encumbered by the Pledged Mortgage are not being constructed in accordance with the approved plans and specifications.

                    (13) If the Pledged  Mortgage is included in a Mortgage
               Pool, then, if the Mortgage Pool is an Eligible Mortgage Pool, upon sale of the Mortgage-backed Security, or if the Mortgage Pool is not an Eligible Mortgage Pool, within two
               (2) Business Days after delivery of the Pledged Mortgages to the pool custodian.

               (e) The  outstanding  amount of any Advance made pursuant to
          Section 2.2(f) shall be payable in full within one (1) Business Day after the date of such Advance.

               (f) In addition to the payments required pursuant to Section 2.5(d), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account if the principal amount of any Pledged Mortgage is prepaid in whole or in part while an Advance is outstanding against such Pledged Mortgage, for the amount of such prepayment, to be applied to such Advance.

               (g) The Company shall give Notice to the Lender (telephonically, to be followed by written notice) of the Pledged Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Company's affirmation that deposits in the Cash Collateral Account represent payment from Investors or the Company for the purchase or prepayment pursuant to Section 2.5(d) of Pledged Mortgages or Pledged Securities as specified by the Company. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the Funding Bank to charge the Company's account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the Company.

               (h) The Company may, from time to time, prepay a portion of the Advances pursuant to this Section 2.5(h)
         (any such prepayment is hereafter referred to as a "Buydown"). A Buydown shall not , except as set forth below, be deemed a prepayment of any particular Advances, and shall not entitle the Company to the release of any Collateral. All or any portion of a Buydown may be reborrowed hereunder, provided no Default or Event of Default has occurred and is continuing, upon written notice to the Lender no later than 9:30 a.m. on the Business Day that the Company desires to reborrow such amount. In the event the Lender receives a payment of Advances that would, as a result of the Buydown, reduce the outstanding principal balance of the Advances to an amount less than zero, the Buydowns, or a portion thereof equal to such excess, shall be re-advanced to the Company. The Lender shall use its best efforts to apply Buydown to reduce the interest on Advances in the following order: first, Construction Advances, second, Nonconforming Advances and third, Ordinary Warehousing Advances.

          2.6 Expiration of Commitment. The Commitment shall expire on the Maturity Date.

          2.7  Method of Making Payments.

               (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

               (b) Upon an Event of Default, and without the necessity of prior demand or notice from the Lender, the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for any Obligations due and owing the Lender.

          2.8  Commitment and Usage Fees.

               (a) The Company agrees to pay to the Lender a Commitment Fee in the amount of one-tenth of one percent (1/10%) per annum of the lesser of Fifteen Million Dollars ($15,000,000) or the amount of the Commitment, which Commitment Fee shall be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such calendar quarter. The Company shall make quarterly payments of the Commitment Fee on the first (1st) day of each calendar quarter. If the expiration date of the Commitment is other than the last day of a calendar quarter, the Company shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current calendar quarter to and including the expiration date. For the purposes hereof, calendar quarters shall be defined as the three (3) month periods beginning on each April 1, July 1, October 1 and January 1. The Company shall not be entitled to a reduction in the amount of the Commitment Fee, in the event the amount of the Commitment is reduced or in the event that the Commitment is terminated prior to its stated expiration date. If the Commitment terminates prior to its stated expiration date, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

               (b) At the end of each calendar quarter during the term hereof, the Lender shall determine the three month average usage of the portion of the Commitment (net of Buydown) in excess of Fifteen Million Dollars ($15,000,000) by calculating the arithmetic daily average of the Advances outstanding during each such calendar quarter. To the extent the quarterly average usage (net of Buydown) (the "Used Portion") exceeds Fifteen Million Dollars ($15,000,000), the Company shall pay in arrears, within thirty (30) days after the end of each calendar quarter, a fee

          (the "Usage Fee"), equal to one-tenth of one percent (1/10%) per annum on the total amount by which the Used Portion of the Commitment exceeds Fifteen Million Dollars ($15,000,000) during
          such   calendar   quarter.  If   the  expiration   date  of the
          Commitment  is   other  than   the   first  (1st)   day   of  a
          quarter, the Company shall pay the prorated portion of the quarterly Usage Fee due from the beginning of the then current quarter to and including the expiration date. For the purposes hereof, quarters shall be defined as beginning April 1, July 1, October 1 and January 1. In the absence of manifest error, the calculation by the Lender of the amount of any Usage Fee shall be conclusive.

          2.9 Warehousing Fees. The Company agrees, at the time of each Advance, to pay to the Lender a Warehousing Fee in the amount of Ten Dollars ($10.00) for each Mortgage Loan pledged as Collateral for such Advance. Notwithstanding the foregoing, if the arithmetic daily average of the Advances (net of Buydown) outstanding in any month exceeds Fifteen Million Dollars ($15,000,000), no Warehousing Fee shall be payable for such month. Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

          2.10 Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

          2.11 Interest Limitation. All agreements between the Company and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Company and Lender and shall also be binding upon and available to any subsequent holder of the Note.

          2.12 Increased Costs; Capital Requirements. In the event any applicable law, order, regulation or directive issued by any governmental or monetary authority, or any change therein or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

               (a) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdictions in which the Lender's principal office is located);

               (b) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder; and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Company shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall
          notify  the   Company    of   the   event   by   reason   of
          which it has become so entitled and the Company shall pay such amount within fifteen (15) days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Section shall survive the payment of all other Obligations and the termination of this Agreement.

3.   COLLATERAL.

          3.1 Grant of Security Interest. As security for the payment of the Notes and for the performance of all of the Company's Obligations, the Company hereby assigns and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

               (a) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender (the "Pledged Mortgages").

               (b) All Mortgage-backed Securities which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the "Pledged Securities").

               (c) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other
          proceeds,    amounts  and    payments    payable    to    the
          Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments or VA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

               (d) All right, title and interest of the Company in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Company relating to the Collateral.

               (e) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

               (f) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

               (g) All right, title and interest of the Company in and to all building loan agreements, construction contracts, plans and specifications, building permits, governmental approvals and licenses, lender's policies of title insurance, "all risk" builder's insurance or workers' compensation insurance as the same relate to the Pledged Mortgages.

          3.2  Release of Security Interest in Collateral.

               (a) Pledged Mortgages shall be released from the Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages.

               (b) If Pledged Mortgages are to be transferred to a pool custodian or to FHLMC or FNMA for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the
          Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

               (c) If Pledged Mortgages are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the Mortgage-backed Security, which shall be a Pledged Security. The Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

               (d) The Lender shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are not to be issued in certificated form or are to be issued in certificated form and registered exclusively in the name of, and held by, a clearing agency or its nominee, shall have the right to have the book entries for the Pledged Securities issued in the Lender's name or the name or names of its designees, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment therefor. The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Company agrees upon request of the Lender, to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

               (e) Prior to the occurrence of an Event of Default, the Company may redeem a Pledged Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances.

               (f) Following the occurrence of a Default or Event of Default, the Lender may, with no liability to the Company or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

               (g) The Release Amount in connection with any Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Advances made against such Pledged Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof.

          3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages and Pledged Securities then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans and/or cash, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Pledged Mortgages and Pledged Securities pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages and Pledged Securities pledged hereunder.

          3.4  Release of Collateral.

               (a) The Lender may deliver documents relating to the Collateral to the Company for correction or completion pursuant to a Trust Receipt.

               (b) Prior to the occurrence of a Default or Event of Default, upon delivery by the Company to the Lender of shipping instructions pursuant to Exhibit D-SF, the Lender will transmit Pledged Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

               (c) Upon receipt of Notice from the Company under Section 2.5(g) hereof, and repayment of the Release Amount with respect to a Pledged Mortgage identified by the Company, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to the Company.

          3.5 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

          3.6  Return of Collateral at End of Commitment.  If (a)
     the Commitment shall have expired or been terminated, and (b)
     no Advances, interest or other Obligations shall be
     outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the Company at the Company's expense. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.   CONDITIONS PRECEDENT.

          4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

               (a) The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

                    (1)  The Notes and this Agreement duly
               executed by the Company.

                    (2)  The  Company's   articles  of   incorporation   as
               certified by the Secretary of State of the Company's incorporation, bylaws certified by the corporate secretary of the Company, or a Certificate of the Company stating that there has been no change in either the articles of incorporation or bylaws since those delivered in connection with that certain Warehousing Credit and Security Agreement dated April 15, 1992, and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement.

                    (3) An original resolution of the board of directors of
               the Company, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Company pursuant to this Agreement.

                    (4) A certificate of the Company's  corporate secretary
               as to the incumbency and authenticity of the signatures of the officers of the Company executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                    (5)  Financial  statements  of  the  Company  (and,  if
               applicable, its Subsidiaries, on a consolidated basis) containing a balance sheet as of December 31, 1994, and related statements of income, changes in stockholders' equity and cash flows for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

                    (6) Financial statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) containing a balance sheet as of June 30, 1995, related statements of income and changes in stockholders' equity for the period ended on such date prepared, except as disclosed on the financial statements, in accordance with GAAP applied on a basis consistent with the Company's most recent audited financial statements.

                    (7) A  favorable  written  opinion  of  counsel  to the
               Company, dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

                    (8) In the state of  incorporation  of the  Company,  a
               tax, lien and judgment search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

                    (9) Copies of the certificates, documents or other written instruments which evidence the Company's eligibility described in Section 5.13 hereof or a certificate from the Company stating there has been no change in such eligibility since those delivered in connection with the Original Agreement, all in form and substance satisfactory to the Lender.

                    (10)  Certificate  from the Company  stating its errors
               and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy are in compliance as of the date of this Agreement with the related provisions of Section 6.8 hereof.

                    (11) Executed amendments to the financing statements in
               recordable form covering the Collateral and ready for filing in all jurisdictions required by the Lender.

                    (12) Receipt by the Lender of the Commitment
               Fee due on the date hereof, if any.

                    (13) Evidence that all accounts necessary into which Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

               (b) All directors, officers and shareholders of the Company, all Affiliates of the Company or of any Subsidiary of the Company, to whom or to any of whom the Company shall be indebted as of the date of this Agreement, shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; provided, however, that earned salaries and bonuses and expense reimbursements owed to officers of the Company shall be excluded from this requirement; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect as of the date of the Advance. Unsecured indebtedness of the Company to its Affiliates for warehousing purposes and unclaimed bondholder funds held and administered by the Company for its Subsidiaries are not required to be subordinated under the terms of this Section.

          4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

               (a) The Company shall have delivered to the Lender the Advance Request, Collateral Documents, and documents relating to Wet Settlement Advances, called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

               (b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Minnesota or other applicable law.

               (c) The representations and warranties of the Company contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

               (d) The Company shall have performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

               (e) The Company shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

               (f) The Lender shall have received from counsel for the Company, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

          Delivery of an Advance Request by the Company shall be deemed a representation by the Company that all conditions set forth in this
     Section 4.2 shall have been satisfied as of the date of such Advance.

5.   REPRESENTATIONS AND WARRANTIES.

          The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

          5.1 Organization; Good Standing; Subsidiaries. The Company and each Subsidiary of the Company is a corporation duly organized,
     validly   existing  and  in  good  standing  under  the  laws  of  the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Company.

          5.2 Authorization and Enforceability. The Company has the power and authority to execute, deliver and perform this Agreement, the Note and all other Loan Documents to which the Company is party and to make the borrowings hereunder. The execution, delivery and performance by the Company of this Agreement, the Note and all other Loan Documents to which the Company is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Company, or of the articles of incorporation or by-laws of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement, the Note and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

          5.3 Approvals. The execution and delivery of this Agreement, the Note and all other Loan Documents and the performance of the Company's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

          5.4 Financial Condition. The balance sheet of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) as at the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company (and its Subsidiaries) as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Except as disclosed in the interim financial statements, said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

          5.5 Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole, or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

          5.6 Compliance with Laws. Neither the Company nor any Subsidiary of the Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

          5.7 Regulations G and U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          5.8  Investment Company Act.  The Company is not an
     "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5.9 Payment of Taxes. The Company, through the Parent, has filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its Subsidiaries which are required to be filed (except such taxes, if any, as are being contested in good faith and for which adequate reserves have been provided), all such returns are true and correct, and the Company, through the Parent, has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, if any, as a liability for income and other taxes payable, in the financial statements described in Section 5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Company and its Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Company and its Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other person or entity. The Company and its Subsidiaries are included in the consolidated federal income tax return filed by the Parent. The Company's income tax provisions, if any, are recorded on a separate entity basis and are in accordance with a tax allocation agreement with the Parent.

          5.10 Agreements. Neither the Company nor any Subsidiary of the Company is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof. Neither the Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries (except as set forth below) has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

     The trustee ("Trustee") under the indenture for mortgage-backed bonds issued by a Subsidiary of the Company, C.M. Corp. (formerly known as U.S. Home Finance Corporation) ("Issuer") has notified the Company that an event of default ("C.M. Corp Default") had occurred and declared the outstanding principal balance of all of the remaining mortgage-backed bonds to be immediately due and payable.

          5.11 Title to Properties. The Company and each Subsidiary of the Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

          5.12 ERISA. All plans ("Plans") of a type described in Section 3(3) of ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

          5.13 Eligibility. The Company is approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

               (a) GNMA approved seller/servicer of Mortgage Loans and issuer of Mortgage-backed Securities guaranteed by GNMA.

               (b)  FNMA  approved   seller/servicer   of  Mortgage  Loans,
          eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

               (c)  FHLMC  approved   seller/servicer  of  Mortgage  Loans,
          eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC.

               (d) Lender in good standing under the VA loan guarantee program eligible to originate, purchase, hold, sell and service VA-guaranteed Mortgage Loans.

               (e) FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

          5.14 Place of Business. The principal place of business of the Company is 311 Park Place Boulevard, P.O. Box 4929,
     Clearwater, Florida  34618.

          5.15 Special Representations Concerning Collateral. The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

               (a) The Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Company, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

               (b) The Company has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

               (c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) other than a Construction/Perm Mortgage Loan, has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advance Request for such Mortgage Loan, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan, other than a Construction/Perm Mortgage Loan, has been fully advanced in the face amount thereof and each First Mortgage is a first Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

               (d) No default has occurred and is continuing for more than sixty (60) days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.5(d)(6) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Company will promptly notify the Lender.

               (e) The Company has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the Company as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect. All such FHA insured and VA guaranteed Mortgage Loans comply and will continue to comply in all respects with all applicable requirements for purchase under the FNMA standard form of selling contract for FHA insured and VA guaranteed loans and any supplement thereto then in effect.

               (f) All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Company and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

               (g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

               (h) Each FHA insured Mortgage Loan pledged hereunder meets all applicable governmental requirements for such insurance. Each Pledged Mortgage, against which an Advance is made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Company shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

               (i) For Pledged Mortgages which will be pooled and used by the Company to back GNMA Mortgage-backed Securities, the Company has received from GNMA a Confirmation Notice or Confirmation Notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of GNMA sufficient to permit the issuance of GNMA Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Company as the Mortgage Loans to be used to back such GNMA Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the Company to one of such Pool Numbers and a portion of the available GNMA Commitment has been allocated thereto by the Company, in an amount at least equal to such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the Company.

          5.16 Servicing. Attached hereto as Exhibit E is a true and complete list of the Company's Servicing Portfolio. All of the Company's Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract, except that the Company has not reimbursed the Trustee for certain costs and expenses relating to the C.M. Corp Default or the Trustee's administration services which were not reimbursed by the Issuer.

          5.17 Special Representations Concerning Construction
     Advances. The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request, that:

               (a) Each Construction/Perm Mortgage Loan included in the Pledged Mortgages (1) has an American Land Title Association Lender's construction loan policy or equivalent thereto with mechanics' lien coverage, (2) has an Assignment of Plan and
          Specifications, and an Assignment of General Construction Contract, that inure to the benefit of the Company's successors and assigns, (3) has "all risk" builder's insurance and workers' compensation insurance that name and will continue to name the Company and its successors and assigns as the insured under a standard mortgagee clause, (4) has a certification of no hazardous materials, (5) has a survey prepared and certified by a duly registered surveyor showing no encroachments of the improvements or the proposed improvements to be constructed on the premises encumbered by the Pledged Mortgage on to other lands or easements or restrictions, unless such encroachments have been insured over or are acceptable to the Investor, (6) has building permits and all necessary licenses and approvals for the construction of the improvements on the premises encumbered by the Pledged Mortgage, (7) has a "as completed" appraisal giving an As Completed Appraised Value, (8) has a fixed price General Contract issued by a licensed contractor, and (9) has all necessary utilities available to the premises encumbered by the Pledged Mortgage.

               (b) Prior to the initial Construction Advance against a Pledged Mortgage, the Company shall have received (1) a Cost Breakdown and (2) a draw schedule.

               (c) Prior to each Construction Advance, the Company shall have received (1) a report of the stage of completion of the improvements as set forth in the construction accounting system of the Parent confirming completion of the work for which the Construction Advance is being requested and (2) a title insurance updated endorsement for such Construction Advance if the title insurance policy has a "pending disbursements clause" requiring an endorsement to the title insurance policy to insure each Construction Advance after the closing of the Construction/Perm Mortgage Loan.

               (d) Prior to the final Construction Advance, the Company shall have received (1) a final appraiser inspection report confirming completion of all work in accordance with the plans and specifications and (2) a final "as built" survey.

               (e) If applicable, within fifteen (15) days after the final Construction Advance the Company shall receive any Mortgage Note modification or modified Mortgage Note delivered in connection with a Construction/Perm Mortgage Loan and a title insurance policy update endorsement for modification of the construction Mortgage Loan to the permanent Mortgage Loan.

6.   AFFIRMATIVE COVENANTS.

          The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Company shall:

          6.1 Payment of Note. Punctually pay or cause to be paid all Obligations payable hereunder and under the Note in accordance with the terms hereof and thereof.

          6.2 Financial Statements and Other Reports. Deliver to the Lender:

               (a) As soon as available and in any event within thirty (30) days after the end of each calendar month of the Company, statements of income and changes in stockholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such calendar month, and the related balance sheet as at the end of the immediately preceding month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

               (b) As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Company, statements of income, changes in stockholders' equity and cash flow of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by the Company and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as at the end of, and for, such year.

               (c)  Together  with each  delivery of  financial  statements required in this Section 6.2, an Officer's Certificate substantially in the form of Exhibit I-SF hereto: (1) setting forth in reasonable detail all calculations necessary to show that the Company is in compliance with the requirements of Sections 7.6 and 7.7 hereof as of the end of such month or year (or, if the Company is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Company has taken, is taking or proposes to take with respect thereto); (2) certifying that the Company was, as of the end of the period, in compliance and in good standing with applicable HUD, GNMA, or Investor net worth requirements; and (3) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default, or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

               (d) Weekly or more frequently as the Lender may from time to time request, a commitment summary and pipeline report substantially in the form of Exhibit L (the "Commitment Summary Report") dated as of the close of business on the last Business Day of each week and provided to the Lender by facsimile by the end of the next succeeding Business Day of the following week.

               (e) Reports in respect of the Pledged Mortgages and Pledged Securities, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

               (f) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto, copies of any audits completed by GNMA, FNMA or FHLMC and copies of the Mortgage Bankers' Financial Reporting Forms (FHLMC Form 1055/FNMA Form 1002) which the Company shall have filed with FNMA or FHLMC.

               (g) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

               (h) With each Officer's Certificate, a monthly status report on each Construction/Perm Mortgage Loan, including, without limitation, the loan number, mortgagor name(s), property address, general contractor name, completion status (percent completed or staged draw no. and brief description), estimated completion date, date of last on-site inspection, and Pledged Mortgage payment status.

          6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under
     Section 5.13 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required by FHA, GNMA, FNMA or FHLMC at any and all times for maintaining the Company's status as a FHA, FNMA, FHLMC approved mortgagee or GNMA issuer; and make no change in the nature or character of its business or engage in any business other than mortgage lending or related ancillary services in which it was not engaged on the date of this Agreement.

          6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

          6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender or any Participant to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with its officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Company accountants held in accordance with this authorization.

          6.6 Notice. Give prompt written notice to the Lender of (a) any action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of Two Hundred Fifty Thousand Dollars ($250,000), or any such proceedings threatened against the Company or any of its Subsidiaries in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against the Company, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of the Company's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof, (e) the transfer, loss or termination of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer, loss or termination, if known to the Company, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries, its properties, or assets may be subject.

          6.7 Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of the Company, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries (to the extent the Company is legally obligated to so pay or perform for its Subsidiaries and, except for reimbursement of Trustee costs which were not reimbursed to the Trustee C.M. Corp.), promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same
     shall   become   past   due,   as   well   as   all   lawful   claims
     for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

          6.8  Insurance.  Maintain (a) errors and  omissions  insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA, FHLMC and GNMA requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Company. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

          6.9 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company relating to any Mortgage Loan. The Lender shall have the right to pre-approve the closing instructions of the Company to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Company to be included as Collateral pursuant hereto.

          6.10 Subordination of Certain Indebtedness. Except as qualified in Section 4.1(b) hereof, cause any indebtedness of the Company, incurred after the date of this Agreement, to any shareholder, director or officer of the Company, or to any Affiliate of the Company or of any Subsidiary of the Company, to be subordinated to all Obligations by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed copy of said Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect.

          6.11 Other Loan Obligations. Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the

     Company is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all such lines of credit or agreements as of the date hereof and the Company hereby agrees to give the Lender at least thirty (30) days Notice before entering into any additional lines of credit or agreements.

          6.12 Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purpose set forth in Section 2.1(b) for Advances of that type.

          6.13 Special Affirmative Covenants Concerning
               Collateral.

               (a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

               (b) Service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable FHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Company shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

               (c)  Execute   and  deliver  to  the  Lender  such   Uniform
          Commercial Code financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

               (d) Notify the Lender within two (2) Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

               (e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than three (3) Business Days prior to the mandatory delivery date thereof.

               (f) Maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

          6.14 Special Affirmative Covenants Concerning
               Construction Advances.

               (a) Use the proceeds of each Construction Advance solely for the purposes of funding Total Costs for a Construction/Perm Mortgage Loan.

               (b) Notify the Lender within two (2) Business Days of the following events: (1) upon knowledge of the Company, construction ceasing for more than fifteen (15) days on the improvements to the premises encumbered by a Pledged Mortgage, (2) a lien filed against premises encumbered by a Pledged Mortgage and not removed within fifteen (15) days of the filing, and (3) any damage or destruction of the premises encumbered by a Pledged Mortgage.

7.  NEGATIVE COVENANTS.

          The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

          7.1 Contingent Liabilities. Assume, guarantee, endorse, or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and except for obligations resulting from representations, warranties and covenants customarily made in connection with non-recourse sales of Mortgage Loans.

          7.2 Sale or Pledge of Servicing Contracts. Sell, pledge or grant a security interest in any existing or future Servicing Contracts of the Company other than to the Lender, except as otherwise expressly permitted in this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Company's business.

          7.3 Merger; Sale of Assets; Acquisitions. Liquidate, dissolve, consolidate or merge or sell any substantial part of its assets, or acquire substantially all of the assets of another, except the sale of Mortgage Loans in the ordinary course of business or the purchase and/or redemption of the mortgage-backed notes issued by the Company's Subsidiary, U.S.H. II Corporation.

          7.4 Deferral of Subordinated Debt. Pay in advance of the stated maturity thereof any Subordinated Debt of the Company or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

          7.5 Loss of Eligibility. Take any action that would cause the Company to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

          7.6 Debt to Tangible Net Worth Ratio. Permit the ratio of Debt to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed 10 to 1.

          7.7  Minimum Tangible Net Worth.  Permit Tangible Net
     Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than Five Million Dollars
     ($5,000,000).

          7.8 Acquisition of Recourse Servicing Contracts. Acquire Servicing Contracts under which the Company is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans.

          7.9 Gestation Facilities. Directly or indirectly sell or finance Pledged Mortgages under any Gestation Agreements.
     The Lender's consent shall not be unreasonably withheld.

          7.10 Special Negative Covenants Concerning Collateral.

               (a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

               (b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

               (c) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

8.   DEFAULTS; REMEDIES.

          8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default
     ("Event of Default"):

               (a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Company due the Lender; or

               (b) Failure of the Company or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other indebtedness in excess of Two Hundred and Fifty Thousand Dollars ($250,000) or in the payment of any contingent obligation in excess of Two Hundred and Fifty Thousand Dollars

          ($250,000) beyond any period of grace provided and such default shall not be waived or cured unless the Company shall be diligently contesting such obligation in good faith and such contesting shall not impair or affect any of the Collateral or the Lender's security interest in the Collateral; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of Fifty Thousand Dollars ($50,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise). Notwithstanding the above, it shall not be an Event of Default if C.M. Corp. fails to pay any indebtedness for which it has a legal obligation to pay and for which the Company has no legal obligation to pay (except for the unreimbursed Trustee Costs of C.M. Corp.); or

               (c) Failure of the Company to perform or comply with any term or condition applicable to it contained in Sections 6.3,
          6.12 and 6.13 or in any  Section of Article 7 of this  Agreement;
          or

               (d) Any of the Company's representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

               (e) The Company shall default in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of
          (i) receipt by the Company of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Company of such default, or (iii) the date the Company should have notified the Lender of such default pursuant to Section 6.6(c); or

               (f) (1)  A   court  having    jurisdiction   shall  enter a
          decree or  order for  relief  in respect  of  the  Company,   any
          Subsidiary of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any Subsidiary of the Company now or hereafter in effect, which decree or order is not stayed; the Company, any Subsidiary of the Company shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any Subsidiary of the Company has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of the Company, any Subsidiary of the Company under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, any Subsidiary of the Company, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of the Company, any Subsidiary of the Company for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company, any Subsidiary of the Company, and the continuance of any such events in Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

               (g) The Company, any Subsidiary of the Company shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company, any Subsidiary of the Company of any assignment for the benefit of creditors; or the inability or failure of the Company, any Subsidiary of the Company, or the admission by the Company, any Subsidiary of the Company in writing of its inability, to pay its debts as such debts become due; or

               (h) Failure of the Company to perform any contractual obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed One Million Dollars ($1,000,000); or

               (i) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

               (j) Any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

               (k) Any Plan maintained by the Company or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Twenty-Five Thousand Dollars ($25,000) (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

               (l) The Company or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Twenty-Five Thousand Dollars ($25,000); or

               (m) The Company shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

               (n) (a) The Parent  shall  consent to the  appointment  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or
          similar   proceedings   of   or   relating   to   the   Parent
          or   of   or   relating   to   all   or   substantially   all
          of its property, or (b) a decree or order of a court or agency or supervisory authority having jurisdiction over the Parent for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding up or liquidation of its affairs, shall have been entered against the Parent, or (c) the Parent shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (o) The Parent shall cease owning, directly or indirectly, all of the capital stock of the Company; or

               (q) There shall be a material adverse change in the financial condition, business or operations of the Company.

          8.2  Remedies.

               (a) Upon the occurrence of any Event of Default described in Sections 8.1(f) or 8.1(g), the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Note and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

               (b) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Company, terminate the Commitment and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

               (c) Upon the occurrence of any Event of Default, the Lender may also do any of the following:

                    (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                    (2) Notify all obligors in respect of  Collateral  that
               the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                    (3) Act,  or  contract  with a third  party to act,  as
               servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Company.

                    (4) Require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                    (5) Enter onto property  where any  Collateral or books
               and records relating thereto are located and take possession thereof with or without judicial process.

                    (6) Prior to the disposition of the Collateral, prepare
               it for disposition in any manner and to the extent the Lender deems appropriate.

                    (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Company agrees that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                    (8)  Proceed against the Company on the Notes.

                    (9) Make additional  Construction  Advances to be added
               to the Obligations of the Company, without the request of the Company, for the purposes of completing the improvements to be funded by a Construction/Perm Mortgage Loan pledged hereunder and employ inspectors to provide inspection reports at the sole cost and expense of the Company.

               (d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale
          was    less    than   the   price   which   might   have   been
          obtained  at a  public  sale  or  was  less  than  the  aggregate
          amount  of    the  outstanding Advances    and    the    unpaid
          interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a Purchase Commitment shall be deemed to have been made in a commercially reasonable manner.

               (e) The Company acknowledges that Mortgage Loans and Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security.

               (f) The Company specifically waives and releases (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

               (g) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

               (h) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

          8.3   Application   of  Proceeds.   The  proceeds  of  any  sale,
     disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

          First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

          Second, to the payment of any other Obligations due (other than principal and interest) under the this Agreement and the Loan Documents;

          Third, to the payment of interest accrued and unpaid on the Notes;

          Fourth, to the payment of the outstanding principal balance of the Notes; and

          Finally, to the payment to the Company, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Company shall remain liable for any deficiency.

          8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Company, to change or
     cause    to   be    changed    the   book-entry  registration  or
     name of   subscriber   or   Investor  on   any  Pledged  Security,
     or  to   receive,  endorse    and   collect   all     checks    made
     payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same.

          8.5 Right of Set-Off. If the Company shall default in the payment of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Company against and on account of the Obligations of the Company under the Notes and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.   NOTICES.

          All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

          if to the Company:  U.S. Home Mortgage Corporation
                              311 Park Place Boulevard
                              P.O. Box 4929
                              Clearwater, Florida  34618
                              Attention:  Ron McCabe, SVP & CFO
                              Telecopier No.: (813) 791-3409

          with a copy to:     U.S. Home Corporation
                              1800 West Loop South
                              P.O. Box 2863
                              Houston, Texas  77252-2863
                              Attention: Director, Legal
                              Telecopier No.: (713) 877-2471
          if to the Lender:   Residential Funding Corporation
                              440 Sawgrass Corp. Parkway
                                 Suite 212
                              Sunrise, Florida 33325
                              Attention: Donna West, Vice President
                              Telecopier No.: (305) 846-8352

          with a copy to:     Residential Funding Corporation
                              8400 Normandale Lake Boulevard
                                 Suite 600
                              Minneapolis, Minnesota 55437
                              Attention: Sandra L. Oakes, Esq.
                              Telecopier No.: (612) 832-7190

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.

     The Company shall: (a) pay a documentation production fee of One Thousand Five Hundred Dollars ($1,500) in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees, as the Lender may require and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lender and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and
(d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Notes
(collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Company contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Notes. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.  FINANCIAL INFORMATION.

          All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP (except as disclosed on the interim financial statements), applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.  MISCELLANEOUS.

          12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

          12.2 Assignment. This Agreement may not be assigned by the Company. This Agreement and the Notes, along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the Notes and such security interest.

          12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

          12.4 Governing Law.  This Agreement and the other Loan
     Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

          12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Company agrees that each disposition will give rise to a debtor-creditor relationship of the Company to the Participant, and the Company authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Company which may be in the hands of such Participant. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Company, this Agreement and the Collateral.

          12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

          12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

          12.8 Operational Reviews. From time to time upon request, the Company shall permit the Lender or its representative access to its premises and records, for the purpose of conducting a review of the Company's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business.

          12.9 Consent to Credit References. The Company hereby consents to the disclosure of information regarding the Company and its relationships with the Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Company at any time upon Notice to the Lender as provided in Section 9 hereof.

          12.10 Consent to Jurisdiction. The Company hereby agrees that any action or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Company hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

          12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

          12.12 Entire Agreement. This Agreement, the Notes and the other Loan Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

          12.13 WAIVER OF JURY TRIAL. THE COMPANY AND THE LENDER EACH HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE COMPANY AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE COMPANY IS EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE COMPANY AND THE LENDER EACH HEREBY CERTIFIES THAT NO
     REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              U.S. HOME MORTGAGE CORPORATION


                              By:  /s/ Chester P. Sadowski
                                   ----------------------------
                                   Chester P. Sadowski

                              Its: Vice President


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By:  /s/ Donna A. West
                                   ----------------------------
                                   Donna A. West

                              Its:  Vice President

STATE OF Texas)
              ) ss
COUNTY OF Harris)

     On August 31, 1995 before me, a Notary Public, personally appeared Chester P. Sadowski., the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                              /s/  Glenda J. Barth
                              ---------------------
                              Glenda J. Barth
                               Notary Public
  (SEAL)                      My Commission Expires: 6/21/96


STATE OF Florida)
                ) ss
COUNTY OF Broward)

     On September 1, 1995 before me, a Notary Public, personally appeared Donna A. West, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                              /s/  Marsha S. Gralin
                              ------------------------
                             Marsha S. Gralin
                               Notary Public
  (SEAL)                      My Commission Expires: 9-15-98

EXHIBIT A-1

                   WAREHOUSING PROMISSORY NOTE



$35,000,000                                Date:  August 31, 1995


     FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Thirty-Five Million Dollars ($35,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (Single-family Mortgage Loans) dated the date hereof between the Company and the Lender (as the same may be amended or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain Fourth Amended and Restated Promissory Note dated June 15, 1993, and issued by the Company to evidence its obligations under the Original Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Original Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              U.S. HOME MORTGAGE CORPORATION


                              By:

                              Its:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On                  , 1995, before me, a Notary Public,
personally appeared                                 , the
              of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                               Notary Public
  (SEAL)                      My Commission Expires:

EXHIBIT A-2

                   CONSTRUCTION PROMISSORY NOTE



$5,000,000                                 Date:  August 31, 1995


     FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Five Million Dollars ($5,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Construction Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) dated the date hereof between the Company and the Lender (as the same may be amended or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              U.S. HOME MORTGAGE CORPORATION


                              By:

                              Its:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On                  , 1995, before me, a Notary Public,
personally appeared                                 , the
              of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                               Notary Public
  (SEAL)                      My Commission Expires: